UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 23, 2009

CATAPULT COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	0-24701	77-0086010

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
160 SOUTH WHISMAN ROAD
MOUNTAIN VIEW, CA 94041
(Address of principal executive offices, including zip code)
650-960-1025
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     As previously announced, on May 11, 2009, Catapult Communications Corporation, a Nevada corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ixia, a California corporation (“Ixia”), and Josie Acquisition Company, a Nevada corporation and a wholly owned subsidiary of Ixia (“Purchaser”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser commenced a tender offer for all of the outstanding shares of common stock, par value $0.001 per share, of the Company, (the “Shares”), at a purchase price of $9.25 per Share in cash (the “Offer Price”) without interest and less any required withholding taxes, all on the terms and subject to the conditions set forth in Purchaser’s Offer to Purchase, dated May 26, 2009 (the “Offer to Purchase”), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the “Offer”).
     Pursuant to the Merger Agreement, on June 23, 2009, Purchaser merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Ixia. As a result of the Merger, the Company no longer fulfills the numerical listing requirements of the NASDAQ Global Select Market (“NASDAQ”). On June 23, 2009, at the Company’s request, NASDAQ filed with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25, thereby commencing the process of delisting the Shares from NASDAQ and the deregistration of the Shares under the Exchange Act. The Company also intends to file with the SEC a Certification on Form 15 under the Exchange Act to suspend the Company’s remaining reporting obligations under the Exchange Act.

Item 3.03.	Material Modifications to Rights of Security Holders
     The disclosure set forth in Item 3.01 of this report is incorporated by reference in this Item.
     At the effective time of the Merger, each issued and outstanding Share (other than Shares held by the Company or any of its subsidiaries or owned by Ixia or any of its subsidiaries) was converted into the right to receive the Offer Price without interest and less any required withholding taxes. At the effective time of the Merger, holders of Shares ceased to have any rights as holders of Shares (other than their right to receive the Offer Price without interest and less any required withholding taxes) and accordingly no longer have any interest in the Company’s future earnings or growth.

Item 5.01.	Changes in Control of Registrant
     The disclosure set forth in Item 3.01 of this report is incorporated by reference in this Item.
     The Offer expired at 12:00 midnight, New York City time, at the end of Monday, June 22, 2009. On June 23, 2009, Ixia announced that, as of that such date, approximately 10,808,049 Shares (including 83,927 Shares tendered by notice of guaranteed delivery) have been tendered and not withdrawn pursuant to the Offer, representing approximately 95.6% of the outstanding Shares (including 0.7% Shares tendered by notice of guaranteed delivery), and that Purchaser had accepted such Shares for payment.
     Based on the Offer Price and the number of outstanding Shares tendered and accepted for purchase pursuant to the Offer, the value of the Shares purchased by Purchaser as of June 23, 2009 in connection with the Offer is approximately $99,974,453.25. The amount of consideration and source of funds used by Purchaser to acquire the Company’s outstanding Shares in the Offer is described in Item 7 of Purchaser’s Schedule TO and Section 10 of the Offer to Purchase, which description is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The disclosure set forth in Item 3.01 and Item 5.01 of this report is incorporated by reference in this Item.

     Pursuant to the Merger Agreement, effective as of the time at which Shares were first accepted for payment under the Offer, Ixia became entitled to designate the number of directors, rounded up to the next whole number, on the Company’s Board of Directors (the “Board”) that equaled the product of (i) the total number of directors on the Board (giving effect to the election of any additional directors pursuant to the Merger Agreement) and (ii) the percentage that the number of Shares beneficially owned by Ixia and Purchaser (including Shares accepted for payment) bore to the total number of Shares then outstanding. In accordance with the Merger Agreement, Dr. Richard A. Karp, Nancy H. Karp and Peter S. Cross (collectively, the “Resigning Directors”) resigned as directors effective as of 10:40 a.m. Pacific Time on June 23, 2009. R. Stephen Heinrichs and John M. Scandalios, the remaining directors, remained on the Board until the acquisition of the Company by Ixia was completed in accordance with the Merger Agreement.
     In addition, the Board appointed Atul Bhatnagar, Errol Ginsberg and Thomas B. Miller to serve as members of the Board, effective immediately after the Board accepted the resignations of the Resigning Directors, each of whom shall serve until the next annual stockholders meeting at which such director is up for re-election or until his or her earlier resignation, removal or death. As of the date hereof, Messrs. Bhatnagar, Ginsberg and Miller have not been appointed to any committee of the Board and it has not been determined whether such individuals will be appointed to any committee.
     In addition, according to the Offer to Purchase, there are no transactions, or proposed transactions, since the beginning of the Company’s last fiscal year to which the Company was or is to be a party, in which Messrs. Bhatnagar, Ginsberg and Miller have a direct or indirect material interest required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Safe Harbor for Forward-Looking Statements
     Statements in this Current Report on Form 8-K may contain, in addition to historical information, certain forward-looking statements. All statements included in this Current Report on Form 8-K concerning activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, including statements regarding the Offer and the Merger, are forward-looking statements. Factors that could cause actual results to differ materially include the following: the risk of failing to obtain any regulatory approvals or satisfy other conditions to the Offer or the Merger; the risk that the transaction will not close or that closing will be delayed; the risk that our respective businesses will suffer due to uncertainty related to the transaction; and the competitive environment in the software industry and competitive responses to the acquisition. Further information on potential factors that could affect our respective businesses and financial results are included in Ixia’s and the Company’s filings with the SEC, which are on file with the SEC. There can be no assurance that the acquisition or any other transaction will be consummated.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATAPULT COMMUNICATIONS CORPORATION
By:	/s/ Christopher A. Stephenson
Christopher A. Stephenson Chief Financial Officer

Date: June 23, 2009